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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2001


                                  SAFEWAY INC.
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             (Exact name of registrant as specified in its charter)

               Delaware                                  1-00041                              94-3019135
  ------------------------------------      ---------------------------------      -------------------------------
    (State or other jurisdiction of             (Commission File Number)           (I.R.S. Employer Identification
             Incorporation)                                                                    Number)

             5918 Stoneridge Mall Road, Pleasanton, California 94588
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               (Address of principal executive offices) (Zip Code)

                                 (925) 467-3000
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              (Registrants' telephone number, including area code)

                                       N/A
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          (former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

DEBT OFFERING

     On January 31, 2001, we completed an underwritten offering of $600,000,000 aggregate principal amount of our 7.25% Debentures Due 2031 (the "Securities") under our Registration Statements on Form S-3, filed with the Securities and Exchange Commission (the "Commission") on (i) July 30, 1999 (File No. 333-84201), as amended by Amendment No. 1 filed with the Commission on August 10, 1999 (which Registration Statement also constitutes, pursuant to Rule 429 under the Securities Act of 1933, as amended (the "Act"), Post-Effective Amendment No. 1 to Registration Statement No. 333-65903, as amended) and (ii) an abbreviated Registration Statement on Form S-3 under the Act filed with the Commission on January 26, 2001, a Prospectus, dated August 10, 1999, and the related Prospectus Supplement, dated January 26, 2001, relating to our offer and sale of the Securities.

     The sale of the Securities was underwritten by Chase Securities Inc., Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Deutsche Bank Securities Inc. and Wachovia Securities, Inc. pursuant to an Underwriting Agreement, dated January 26, 2001. The terms and conditions of the Securities and related matters are set forth in the Indenture, dated as of September 10, 1997, between us and The Bank of New York, as trustee (the "Indenture") and, pursuant to Sections 2.2 and 10.4 of the Indenture, the Officers' Certificate filed as Exhibit 4.2 hereto.


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) The following exhibits are filed as part of this Report:

         1 Underwriting Agreement, dated January 26, 2001, among Safeway Inc. and Chase Securities Inc., Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Deutsche Bank Securities Inc. and Wachovia Securities, Inc.

         4.1 Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K dated September 10,
              1997).

         4.2 Officers' Certificate, dated as of January 31, 2001, pursuant to Sections 2.2 and 10.4 of the Indenture.

         4.3  Form of 7.25% Debenture Due 2031.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 31, 2001

                                            SAFEWAY INC.

                                            By:   /s/ Robert A. Gordon
                                                 -----------------------------
                                                 Robert A. Gordon
                                                 Senior Vice President and
                                                 General Counsel


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                                  EXHIBIT INDEX

Exhibits
--------

         1 Underwriting Agreement, dated January 26, 2001, among Safeway Inc. and Chase Securities Inc., Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Deutsche Bank Securities Inc. and Wachovia Securities, Inc.

         4.1 Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K dated September 10,
              1997).

         4.2 Officers' Certificate, dated as of January 31, 2001, pursuant to Sections 2.2 and 10.4 of the Indenture.

         4.3  Form of 7.25% Debenture Due 2031.